UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2005

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 4, 2005 Magma Design Automation, Inc. (“Magma”) was served with the attached Motion (attached hereto as Exhibit 99.1 and incorporated by reference herein) filed in the United States District Court for the Western District of Washington, together with its attached exhibits. This Motion was filed in connection with a deposition that was taken in connection with the ongoing patent litigation filed by Synopsys, Inc. (“Synopsys”) against Magma on September 17, 2004 in the United States District Court for the Northern District of California, Case Number C04-03923.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Motion filed in the United States District Court for the Western District of Washington, together with its attached exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: May 4, 2005	By:	/s/ Pete Teshima
Pete Teshima

Vice President- Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Motion filed in the United States District Court for the Western District of Washington, together with its attached exhibits.